NEWS RELEASE
                                                    FOR RELEASE IMMEDIATELY
                                                    Contact:  Paul Frenkiel, CFO
                                                    (215) 735-4422  ext. 255

                          REPUBLIC FIRST BANCORP, INC.
                         REPORTS THIRD QUARTER EARNINGS

         Philadelphia, PA, October 22, 2003 - Republic First Bancorp, Inc. (NASDAQ:FRBK), the holding company for Republic First Bank (PA) and First Bank of Delaware (DE) today reported third quarter 2003 earnings of $1.2 million or $0.18 per diluted share compared to $66,000 or $0.01 per diluted share for the comparable prior year period. The 2002 quarter reflected a $0.14 per share after tax charge related to the write down of an other real estate owned property. Average core deposits in the third quarter 2003 grew by approximately 16% compared to the comparable prior year quarter. The Company also recorded 9% average commercial and construction loan growth between the third quarters of 2003 and 2002.


         The Company remains well capitalized, as Tier 1 leverage capital and total risk-based capital at September 30, 2003 stood at 9.27% and 14.90%, respectively. Total shareholders' equity stood at $55.0 million with a book value per share of $8.47 at September 30, 2003, based on outstanding common shares of approximately 6.5 million.

          Republic First Bank (PA) and First Bank of Delaware (DE) are full-service, state-chartered commercial banks that are insured by the Federal Deposit Insurance Corporation (FDIC). The Banks provide diversified financial products through their twelve offices located in Abington, Ardmore, Bala Cynwyd, East Norriton and Philadelphia, Pennsylvania and Wilmington, Delaware.

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.


                                      # # #

 Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
     except per share data)

                                                                 Three Months Ended                     Nine Months Ended
                                                                       Sept. 30,                            Sept. 30,
                                                                 2003                2002             2003                 2002
                                                        -----------------------------------       ------------------------------
 Net Interest Income                                            $ 4,081            $ 6,008          $ 21,474            $18,150
 Provision for Loan Losses                                          647                965             6,345              3,493
 Other Income                                                     2,826                724             4,218              2,728
 Other Expenses                                                   4,421              4,302            13,797             13,056
 Reserve for Other Real Estate Owned                                  -              1,357                 -              1,357
                                                        ----------------      -------------       -----------       ------------
 Income Taxes                                                       606                 42           $ 1,873            $ 1,097
                                                        ----------------      -------------       -----------       ------------
 Net Income                                                     $ 1,233               $ 66           $ 3,677            $ 1,875
                                                        ================      =============       ===========       ============

 Basic EPS                                                       $ 0.19             $ 0.01            $ 0.57             $ 0.30
                                                        ----------------      -------------       -----------       ------------
 Diluted EPS                                                     $ 0.18             $ 0.01            $ 0.55             $ 0.29
                                                        ----------------      -------------       -----------       ------------

 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                                      Sept. 30          December 31          Sept. 30
                                                              2003               2002                  2002
                                                        ----------------      -------------       -----------

 Federal Funds Sold and Other Interest Bearing Cash            $ 71,122           $ 58,924          $ 57,832
 Investment Securities                                           50,702             91,519           109,985
 Commercial and Other Loans                                     471,776            463,689           470,041
 Allowance for Loan Losses                                       (8,731)            (6,642)           (7,533)
 Other Assets                                                    59,898             40,202            24,744
                                                        ----------------      -------------       -----------

 Total Assets                                                 $ 644,767          $ 647,692         $ 655,069
                                                        ================      =============       ===========

 Liabilities and Shareholders' Equity:
 Transaction Accounts                                         $ 266,845          $ 233,060         $ 244,919
 Time Deposit Accounts                                          180,768            223,242           219,654
 FHLB Advances and Trust Preferred Securities                   131,000            131,000           131,000
 Other Liabilities                                               11,188              9,114             8,477
 Shareholders' Equity                                            54,966             51,276            51,019
                                                        ----------------      -------------       -----------
 Total Liabilities and Shareholders' Equity                   $ 644,767          $ 647,692         $ 655,069
                                                        ================      =============       ===========

Republic First Bancorp, Inc.
September 30, 2003


                                                          At or For the
                                                       Three Months Ended
                                        ---------------------------------------------------
                                              Sept. 30,                    Sept. 30,
Financial Data:                                 2003                         2002
                                        ---------------------        ----------------------
Return on average assets                                0.75 %                        0.04 %

Return on average equity                                8.94 %                        0.53 %

Share information:

Book value per share                                   $8.47                         $8.21

Shares o/s at period end                           6,492,000                     6,199,000

Average diluted shares o/s                         6,801,000                     6,432,000

Leverage capital ratio                                  9.27 %                        8.50 %

Total risk based capital ratio                         14.90 %                       14.44 %


                                                          At or For the
                                                        Nine Months Ended
                                        ---------------------------------------------------
                                             Sept. 30,                     Sept. 30,
Financial Data:                                 2003                         2002
                                        ---------------------        ----------------------

Return on average assets                                0.75 %                        0.38 %

Return on average equity                                9.26 %                        5.18 %

Shares o/s at period end                           6,492,000                     6,192,000

Average diluted shares o/s                         6,682,000                     6,448,000


Republic First Bancorp, Inc.
Press release 9/30/03
(Dollars in thousands except per share data)

Credit Quality Ratios:
                                              At or for the
                                               Nine months               Twelve mos.              Nine months
                                                  ended                     ended                    ended
                                                Sept. 30                   Dec 31,                  Sept. 30
                                                   2003                     2002                      2002
                                            ------------------      ----------------------      -----------------
Non-accrual and loans accruing,
but past due 90 days or more                          $ 6,563                     $ 7,023                $ 9,179

Restructured loans                                          -                           -                      -
                                            ------------------      ----------------------      -----------------

Total non-performing loans                              6,563                       7,023                  9,179

OREO                                                    1,015                       1,015                    500
                                            ------------------      ----------------------      -----------------

Total non-performing assets                           $ 7,578                     $ 8,038                $ 9,679
                                            ==================      ======================      =================

Non-performing loans as
a percentage of total loans                             1.39%                       1.51%                  1.95%

Nonperforming assets as
a percentage of total assets                            1.18%                       1.24%                  1.48%

Allowance for loan losses
to total loans                                          1.85%                       1.42%                  1.60%

Allowance for loan losses
to total non-performing loans                         133.03%                      94.57%                 82.07%

Republic First Bancorp, Inc.
Press release 9/30/03
(Dollars in thousands)

                                                                   Quarter-to-Date
                                                                Average Balance Sheet
                                               ------------------------------------------------------

                                         Three months ended                                  Three months ended
                                         September 30, 2003                                    September 30, 2002
                               ------------------------------------------        --------------------------------------------

                                                                 Average                                            Average
Interest-Earning Assets:          Average                        Yield/             Average                         Yield/
                                  Balance       Interest          Cost               Balance          Interest       Cost
                               ------------   ------------    -----------        ------------     -----------    ------------

Commercial and other loans       $ 458,719        $ 7,339           6.35 %         $ 469,726         $ 9,204            7.79 %

Investment securities               54,552            586           4.29             110,216           1,538            5.58

Federal funds sold                  76,927            242           1.25              41,640             192            1.83
                               ------------   ------------    -----------        ------------     -----------    ------------

Total interest-earning asset       590,198          8,167           5.50             621,582          10,934            7.00

Other assets                        57,736                                            26,634

Total assets                     $ 647,934        $ 8,167                          $ 648,216         $10,934
                               ============   ============                       ============     ===========

Interest-bearing liabilities


Interest-bearing deposits        $ 374,876        $ 2,007           2.12 %         $ 399,988         $ 2,850            2.83 %

Borrowed funds                     134,074          2,079           6.15             131,000           2,076            6.29
                               ------------   ------------    -----------        ------------     -----------    ------------


Other liabilities                  508,950          4,086           3.19             530,988           4,926            3.68
                               ------------   ------------    -----------        ------------     -----------    ------------

Non-interest and
interest-bearing funding           579,980          4,086           2.80             588,765           4,926            3.32


Other liabilities:                  13,227                                             8,481
                               ------------                                      ------------

Total liabilities                  593,207                                           597,246
                               ------------                                      ------------

Shareholder's equity                54,727                                            50,970

Total liabilities &
shareholder's equity             $ 647,934                                         $ 648,216
                               ============                                      ============

Net interest income                               $ 4,081                                            $ 6,008
                                              ============                                        ===========

Interest rate spread                                                2.70 %                                              3.68 %
                                                              ===========                                        ============

Net interest margin                                                 2.75 %                                              3.85 %
                                                              ===========                                        ============


Republic First Bancorp, Inc.
Press release 9/30/03
(Dollars in thousands)

                                                                       Year to Date
                                                                     Average Balance Sheet
                                              -------------------------------------------------------------

                                           Nine months ended                              Nine months ended
                                           September 30, 2003                             September 30, 2002
                                ----------------------------------------      --------------------------------------------

                                                                 Average                                          Average
Interest-Earning Assets:           Average                       Yield/        Average                            Yield/
                                   Balance      Interest          Cost          Balance           Interest          Cost
                                -----------   -----------    -----------      --------------    -----------     ----------
Commercial and Other Loans       $ 468,853      $ 31,215           8.90 %         $ 468,146        $28,124           8.03 %

Investment securities               68,877         2,331           4.51             113,909          4,910           5.75

Federal funds sold                  76,684           735           1.28              42,439            584           1.84
                                -----------   -----------    -----------      --------------    -----------     ----------

Total interest-earning assets      614,414        34,281           7.46             624,494         33,618           7.19

Non-interest-earning assets         44,210                                           29,098

Total Assets                     $ 658,624      $ 34,281                          $ 653,592        $33,618
                                ===========   ===========                     ==============    ===========

Interest-bearing liabilities:

Interest-bearing deposits        $ 390,114       $ 6,639           2.28 %         $ 400,825        $ 9,075           3.03 %

Borrowed funds                     133,316         6,168           6.19             137,023          6,393           6.24
                                -----------   -----------    -----------      --------------    -----------     ----------

Total interest-bearing
liabilities                        523,430        12,807           3.27             537,848         15,468           3.85
                                -----------   -----------    -----------      --------------    -----------     ----------

Cost of funds                      596,546        12,807           2.87             595,812         15,468           3.47

Non-interest-
bearing liabilities:                 8,978                                            9,037
                                -----------                                   --------------

Total liabilities                  605,524                                          604,849
                                -----------                                   --------------

Shareholder's Equity                53,100                                           48,743

Total liabilities &
Shareholder's Equity             $ 658,624                                        $ 653,592
                                ===========                                   ==============

Net interest income                             $ 21,474                                           $18,150
                                              ===========                                       ===========

Interest rate spread                                               4.59 %                                            3.72 %
                                                             ===========                                        ==========

Net interest margin                                                4.67 %                                            3.88 %
                                                             ===========                                        ==========
